                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              I/OMAGIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                                IRVINE, CA 92618


                                December 14, 2005


Dear Stockholders:

     You are cordially invited to attend the I/OMagic Corporation 2005 Annual Meeting of stockholders that will be held on December 30, 2005 at 9:00 a.m. local time, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614. All holders of our outstanding common stock as of the close of business on November 17, 2005 are entitled to vote at the 2005 Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, a Proxy Statement, a Proxy Card and our latest Annual Report on Form 10-K. A current report on the business operations of I/OMagic Corporation will be presented at the meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the 2005 Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy Card in the enclosed envelope in order to make certain that your shares will be represented at the 2005 Annual Meeting.

                               Sincerely,


                               /s/ Tony Shahbaz

                               Tony Shahbaz,
                               Chairman, President, Chief Executive Officer, and Secretary

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2005

                             ----------------------

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of stockholders of I/OMagic Corporation, a Nevada corporation, will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, on December 30, 2005 at 9:00 a.m. local time, for the following purposes:

     1.   To elect five directors to the board of directors.

     2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accountants to audit the financial statements of I/OMagic Corporation for the fiscal year ending December 31, 2005; and

     3. To transact such other business as may properly come before the 2005 Annual Meeting or any adjournment or adjournments thereof.

     Our board of directors has fixed the close of business on November 17, 2005 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

     As of the close of business on the record date, Tony Shahbaz, who is our Chairman, President, Chief Executive Officer, and Secretary, and certain of his affiliates owned approximately 52% of our issued and outstanding common stock. Mr. Shahbaz and certain of his affiliates have already indicated that they intend to vote in favor of Proposals 1 and 2 at the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Tony Shahbaz

                                        Tony Shahbaz,
                                        Chairman, President,
                                        Chief Executive Officer, and Secretary


Irvine, California
December 14, 2005

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618

                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 30, 2005

                               ------------------

                                VOTING AND PROXY

     We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2005 Annual Meeting of stockholders to be held at 9:00 a.m., local time, on December 30, 2005, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, and at any and all adjournments of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about December 14, 2005. Our latest Annual Report on Form 10-K is being mailed to stockholders concurrently with this proxy statement. This Annual Report is not to be regarded as proxy solicitation material or as a communication through which any solicitation of proxies is made.

RECORD DATE; SHARES OUTSTANDING; VOTING

     Only stockholders of record at the close of business on November 17, 2005, are entitled to notice of and to vote their shares at the 2005 Annual Meeting. As of the close of business on that date, we had 4,531,572 shares of common stock outstanding held by 71 stockholders of record. The inspector of election appointed for the 2005 Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and "broker non-votes."

     Section 2115 of the California General Corporation Law provides that corporations such as I/OMagic Corporation that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of December 31, 2004, we believe that we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

     Each share of common stock entitles the holder of record to one vote on any matter coming before the 2005 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2005 Annual Meeting gives notice at the 2005 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

     If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2005 Annual Meeting.

     A stockholder may choose to withhold from the proxy holder the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holder will not cast any of the stockholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2005 Annual Meeting. However, the proxy holder will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2005 Annual Meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2005 Annual Meeting. Ballots will be available at the 2005 Annual Meeting for stockholders who desire to vote in person.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Under Nevada law and our bylaws, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the 2005 Annual Meeting in order to have the required quorum for the transaction of business. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the stockholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

     Votes cast at the 2005 Annual Meeting will be tabulated by the person appointed by us to act as inspector of election for the 2005 Annual Meeting. The inspector of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the 2005 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of voting stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

     In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

PROXIES

     Whether or not you are able to attend the 2005 Annual Meeting, we urge you to submit your proxy, which is solicited by our board of directors and which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the board of directors, "FOR" the other proposal and, in the discretion of the proxy holders, "FOR" any other matters that may properly come before the 2005 Annual Meeting. You are urged to give direction as to how to vote your shares. You may revoke or change your proxy vote at any time before the 2005 Annual Meeting by delivering a written notice of revocation or submitting another proxy card with a later date to the Secretary of I/OMagic Corporation at our principal executive offices located at 4 Marconi, Irvine, California 92618 before the beginning of the 2005 Annual Meeting. You may also revoke your proxy vote by attending the 2005 Annual Meeting and voting in person. However, the mere presence at the 2005 Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the prior appointment.

SOLICITATION OF PROXIES

     We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation material furnished to our stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners and the corresponding forwarding expenses will be reimbursed by us. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated for engaging in the solicitation process. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2005 Annual Meeting are referred to in the proceeding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The names, ages and positions held by our directors, director nominees and executive officers as of December 13, 2005 and their business experience are as follows:

            NAME             AGE                    TITLES
            ----             ---                    ------
Tony Shahbaz.............    43    Chairman of the Board, President, Chief
                                   Executive Officer, Secretary, Director and
                                   Director Nominee
Steel Su.................    53    Director and Director Nominee
Daniel Hou(1)............    56    Director and Director Nominee
Daniel Yao(1)............    49    Director and Director Nominee
William B. Ting(2).......    57    Director and Director Nominee
Steve Gillings ..........    56    Chief Financial Officer

------------
(1) Member of the Audit Committee, Compensation Committee and the Nominating Committee.
(2)  Member of the Compensation Committee and the Nominating Committee.

     TONY SHAHBAZ is a founder of I/OMagic Corporation and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and as a director since September 1993, and as our Chief Financial Officer from September 1993 to October 2002. Prior to founding I/OMagic Corporation, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for Western Digital Paradise, and Regional Director of Asia Pacific Sales and Marketing Operations. From 1985 to 1986, Mr. Shahbaz held management positions with Lapin Technology and from 1979 to 1984, Mr. Shahbaz held management positions with Tandon Corporation.

     STEEL SU has served as a director of I/OMagic Corporation since September 2000 and is a founder of Behavior Tech Corporation and has served as its Chairman since 1980. Mr. Su has served and continues to serve as a director or chairman of the following affiliates of Behavior Tech Corporation: Behavior Design Corporation (chairman), Behavior Tech Computer (USA) Corp. (chairman), Behavior Tech Computer Affiliates, N.V. (chairman) and BTC Korea Co., Ltd. (director). Mr. Su has served as chairman of Gennet Technology Corp., Emprex Technologies Corp., MaxD Technology Inc. and Maritek Inc. since 1992, 1998, 2000 and 1999, respectively. Mr. Su has also served as a director of Aurora Systems Corp. and Wearnes Peripherals International (PTE) Limited since 1998 and 2000, respectively. Mr. Su earned a B.S. degree in Electronic Engineering from Ching Yuan Christian University in 1974 and an M.B.A. from National Taiwan University in 2001.

     DANIEL HOU has served as a director of I/OMagic Corporation since January 1998. Since 1986, Mr. Hou has served as the President of Hou Electronics, Inc., a computer peripheral supplier that he founded. Mr. Hou is a prior President of the Southern California Chinese Computer Association and is an active member of the American Chemistry Society. Mr. Hou earned a B.A. degree in Chemistry from National Chung-Hsing University, Taiwan in 1973 and a Masters degree in Material Science from the University of Utah in 1978.

     DANIEL YAO has served as a director of I/OMagic Corporation since February 2001 and has been a General Manager of the Global Strategy Investment Group for Ritek Corporation, an affiliate of Citrine Group Limited, one of our stock holders, since July 2000. Prior to joining Ritek, Mr. Yao served as the Senior Investment Consultant for Core Pacific Securities Capital from July 1998 to July 2000. Prior to that, Mr. Yao was an Executive Vice President for ABN Amro Bank in Taiwan from July 1996 to July 1998. Mr. Yao earned a B.A. degree in Business Management from National Taiwan University in 1978 and a M.B.A. degree from the University of Rochester in New York.

     WILLIAM B. TING has served as a director of I/OMagic Corporation effective as of December 8, 2005. Dr. Ting has been the Chairman of the Global Advisory Committee of Redwood Securities since July, 2005. Prior to joining Redwood Securities, he was the founder and served as the former Chairman and Chief Executive Officer of US-Sino Gateway, Inc. from July 2001 to May 2005, when the company merged into ClickPay Solution, Inc. Prior to that, Dr. Ting served as the President and Chief Executive Officer of DataQuad, Inc. from March 2000 to February 2001. Dr. Ting also served as the President and Chief Executive Officer BMDP Statistical Software, Inc. from April 1991 to September 1992, the Corporate Director of Financial Planning and Corporate Vice President of MIS of the Geneva Companies from October 1989 to April 1991, a Senior Manager, Electronics Division, Director of Strategic Planning for Northrop Corporation from March 1986 to October 1989 and a Manager of Market Research and Director of Planning for General Dynamics Corporation from July 1982 to March 1986. Dr. Ting earned a B.A. degree in Political Science from Illinois State University in 1970 and his Ph.D. in Political Science from the University of Washington in 1976 and was on the faculty of the University of Michigan from 1978 to 1982.

     STEVE GILLINGS has served as our Chief Financial Officer since October 2002. Prior to that, Mr. Gillings served as our Vice President of Finance from October 2000 to October 2002 and as our Controller from November 1997 to October 2000. Mr. Gillings earned a B.S. degree in Accounting from the University of California at Berkeley in 1971 and a Masters degree in Finance from California State University Fullerton in 1992.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2004, 2003 and 2002 earned for services in all capacities as an employee by our Chief Executive Officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us during 2004:

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                                         -------------------
NAME AND PRINCIPAL POSITION                 YEAR         SALARY         BONUS
---------------------------                 ----         ------         -----
Tony Shahbaz.............................   2004         $198,500      $60,702
      Chairman, President, Chief            2003         $198,500      $28,259
      Executive Officer and Secretary       2002         $202,259      $89,067

Steve Gillings...........................   2004        $  95,000      $ 2,500
Chief Financial Officer                     2003        $  95,000      $ 5,000
                                            2002(1)     $  84,537      $12,000
----------
(1)  Mr. Gillings became an executive officer of I/OMagic on October 10, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding options granted in the year ended December 31, 2004 to the executive officers named in the summary compensation table. We did not grant any stock appreciation rights during 2004. This information includes hypothetical potential gains from stock options granted in 2004. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the ten-year life of the stock options granted in 2004. These assumed rates of growth were selected by the United States Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                                                                                                   POTENTIAL
                                                                                                REALIZABLE VALUE
                                                                                                AT ASSUMED RATES
                                    NUMBER OF   PERCENTAGE OF                                    OF STOCK PRICE
                                   SECURITIES   TOTAL OPTIONS                                   APPRECIATION FOR
                                   UNDERLYING     GRANTED TO    EXERCISE                          OPTION TERM(3)
                         GRANT      OPTIONS      EMPLOYEES IN     PRICE      EXPIRATION   ---------------------------
   NAMED OFFICER          DATE     GRANTED(1)   FISCAL YEAR(2)  PER SHARE       DATE            5%              10%
---------------------   --------   ----------  ---------------  ---------   ------------  -----------    ------------
Tony Shahbaz.........   3/9/2004     59,000         46.7%         $3.85       3/9/2009       $36,402        $105,420
Steve Gillings.......   3/9/2004     13,000         10.3%         $3.50       3/9/2014       $28,615         $72,515

----------
(1) The options vested immediately in the amount of 40% on the date of grant with the balance vesting in equal monthly installments commencing April 9, 2004.
(2) Based on options to purchase 126,375 shares granted to our employees during 2004.
(3)  Calculated using the potential realizable value of each grant.

                         LONG-TERM INCENTIVE PLAN AWARDS

     In fiscal 2004, no awards were given to the Named Executive Officers under long-term incentive plans.

                     REPORT OF REPRICING OF OPTIONS AND SARS

     No adjustments to or amendments of the exercise price of stock options or stock appreciation rights previously awarded to the Named Executive Options occurred in fiscal 2004.

              AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUE

     The following table provides information regarding the value of unexercised options held by the named executive officers as of December 31, 2004. None of the named executives officers acquired shares through the exercise of options during 2004.

                                  NUMBER OF
                            SECURITIES UNDERLYING          VALUE ($) OF UNEXERCISED
                            UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                              DECEMBER 31, 2004              DECEMBER 31, 2004 (1)
                          ---------------------------   -----------------------------
          NAME            EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------  -----------   -------------   -------------   -------------
Tony Shahbaz............     33,433         25,567         $     --        $    --
Steve Gillings..........      7,367          5,633         $  1,842        $ 1,408

--------------
(1) Based on the last reported sale price of our common stock of $3.75 on December 31, 2004, as reported on the OTC Bulletin Board, less the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On October 15, 2002, we entered into an employment agreement with Tony Shahbaz. Under the terms of the employment agreement, which were retroactively effective as of January 1, 2002, Mr. Shahbaz serves as our President and Chief Executive Officer and is entitled to receive an initial annual salary of $198,500 and is eligible to receive quarterly bonuses equal to 7% of our quarterly net income. Mr. Shahbaz is also entitled to a monthly car allowance equal to $1,200. The employment agreement terminates on October 15, 2007; however, it is subject to automatic renewal. Under the terms of the employment agreement, if Mr. Shahbaz is terminated for cause, he is entitled to receive four times his annual salary and any and all warrants and options granted to him shall be extended an additional seven years from date of termination and upon termination without cause, he is entitled to receive his remaining salary amount for the remaining outstanding term of the agreement. Mr. Shahbaz's employment agreement further provides that the agreement shall not be terminated without the prior written consent of Mr. Shahbaz in the event of a merger, transfer of assets, or dissolution of I/OMagic, and that the rights, benefits, and obligations under the agreement shall be assigned to the surviving or resulting corporation or the transferee of our assets.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Our amended and restated articles of incorporation and amended and restated bylaws provide that we shall, to the fullest extent permitted by Nevada Revised Statutes section 78.751, indemnify all persons that we have power to indemnify under that section against all expenses, liabilities or other matters covered by that section, and that this indemnification is not exclusive of any other indemnification rights to which those persons may be entitled. Indemnification under this provision is as to action both in an official capacity and in another capacity while holding office. Indemnification continues as to a person who has ceased to be a director, officer, employee or agent and extends to the benefit of the heirs, executors and administrators of such a person. Section 78.751 of the Nevada Revised Statutes provides that the expenses of our officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by us as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to indemnification.

     Our amended and restated articles of incorporation also provide that our directors shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent required under the Nevada Revised Statutes. Any amendment, modification or repeal of this provision by our stockholders would not adversely affect any right or protection of any director in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. Our amended and restated articles of incorporation do not, however, eliminate or limit a director's liability for any act or omission involving intentional misconduct, fraud or a knowing violation of law, or the payment of unlawful distributions to stockholders. Furthermore, they do not limit liability for claims against a director arising out of the director's responsibilities under the federal securities laws or any other law. However, we have purchased directors' and officers' liability insurance to protect our directors and executive officers against liability under circumstances specified in the policy.

     Section 2115 of the California General Corporation Law, or the California Code, provides that corporations such as us that are incorporated in jurisdictions other than California (in our case, Nevada) and that meet various tests are subject to several provisions of the California Code, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. We believe that as of December 31, 2004, we met the tests contained in Section 2115. Consequently, we are subject to, among other provisions of the California Code, Section 317 which governs indemnification of directors, officers and others. Section 317 generally eliminates the personal liability of a director for monetary damages in an action brought by or in the right of the company for breach of a director's duties to the company or our stockholders except for liability:

     o for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;
     o for acts or omissions that a director believes to be contrary to the best interests of the company or our stockholders or that involve the absence of good faith on the part of the director;
     o for any transaction for which a director derived an improper personal benefit;
     o for acts or omissions that show a reckless disregard for the director's duty to the company or our stockholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the company or our stockholders;
     o for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the company or our stockholders; and
     o for engaging in or approving transactions described in the California Code or California case law which result in liability.

     We may enter into separate indemnification agreements with each of our directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by applicable law and which allow for certain procedural protections. We also maintain directors and officers insurance to insure such persons against certain liabilities.

     These indemnification provisions and the indemnification agreements that may be entered into between us and our directors and executive officers may be sufficiently broad to permit indemnification of our directors and executive officers for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933 ("Securities Act").

     To the extent indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of I/OMagic under the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The inclusion of the above provisions in our amended and restated articles of incorporation, our amended and restated bylaws and in our indemnification agreements with our officers and directors may have the effect of reducing the likelihood of derivative litigation against our directors and may discourage or deter stockholders or management from bringing a lawsuit against our directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us and our stockholders. At present, there is no litigation or proceeding pending involving a director of ours as to which indemnification is being sought, nor are we aware of any threatened litigation that may result in claims for indemnification by any of our directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2004. During 2003 and until April 2004, Mr. Shahbaz, our Chief Executive Officer, President and Secretary, was a member of the Compensation Committee. While a member of that committee, Mr. Shahbaz did not make any salary recommendations to our Compensation Committee or our board of directors regarding salary increases for key executives.

COMPENSATION OF DIRECTORS

     Our directors do not receive any compensation for their services, however each director is entitled to reimbursement of his reasonable expenses incurred in attending board of directors' meetings.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                   COMMITTEES OF THE BOARD AND RELATED MATTERS

BOARD OF DIRECTORS

     Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. Our bylaws provide that our board of directors shall consist of at least six directors.

     During 2004, our board of directors held seven meetings and approved resolutions by written consent five times. During 2004, our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the board of directors for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served, except that Mr. Su was only able to attend three meetings of the board of the directors.

BOARD COMMITTEES

     Our board of directors currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors and reviews our financial statements for each interim period and for our year end. From November 2002 through December 2005, this committee has consisted of Mr. Hou and Mr. Yao. The Audit Committee held four meetings during 2004. Our board of directors has determined that Mr. Yao is an Audit Committee financial expert. Our board of directors has also determined that Mr. Hou and Mr. Yao are "independent" as defined in NASD Marketplace Rule 4200(a)(15). The Audit Committee operates pursuant to a charter approved by our board of directors and Audit Committee, according to the rules and regulations of the Securities and Exchange Commission.

     The Compensation Committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. From September 29, 2001 to April 11, 2004, the Compensation Committee consisted of Messrs. Shahbaz and Su. Since April 12, 2004, this committee has consisted of Mr. Hou and Mr. Yao. Effective as of December 8, 2005, Dr. Ting was appointed as a member of the Compensation Committee. The Compensation Committee did not hold any meetings during 2004. The Compensation Committee operates pursuant to a charter approved by our board of directors and Compensation Committee.

     The Nominating Committee selects nominees for the board of directors. Since April 2004, the Nominating Committee has consisted of Mr. Hou and Mr. Yao. Effective as of December 8, 2005, Dr. Ting was appointed as a member of the Nominating Committee. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for evaluation may do so by contacting I/OMagic in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the Nominating Committee through current board members, professional search firms and other persons. In evaluating potential candidates, the Nominating Committee will take into account a number of factors, including, among others, the following:

     o    independence from management;
     o    relevant business experience and industry knowledge;
     o    judgment, skill, integrity and reputation;
     o    existing commitments to other businesses;
     o    corporate governance background;
     o financial and accounting background, to enable the Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership; and
     o    the size and composition of the board.

     The Nominating Committee was not formed until April 2004 and held two meetings during 2004. The Nominating Committee operates pursuant to a charter approved by our board of directors and Nominating Committee. The nominees named in our proxy card for the 2005 Annual meeting were selected by our Nominating Committee and ratified during a meeting of the board of directors.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 4 Marconi, Irvine, California 92618.

     All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

     It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2004 Annual Meeting, we had five members on our board of directors, two of whom were in attendance at the 2004 Annual Meeting.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report is provided by the compensation committee of I/OMagic Corporation's board of directors to assist stockholders in understanding I/OMagic Corporation's objectives, policies and procedures in establishing its executive compensation structure and system. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

     The goals of the Compensation Committee are to:

     o attract, retain and motivate highly-qualified executive officers who can provide operational and strategic excellence that will produce on-going success for I/OMagic;
     o align compensation for the executive officers with our business objectives and performance; and
     o align incentives for executive officers with the interests of stockholders to enhance financial performance and stockholder value.

     We emphasize performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. Our compensation program for employees includes both cash and equity-based elements. Consistent with competitive practices, we also use a cash bonus plan based on achievement of financial performance and key operational objectives.

     The Compensation Committee did not meet during the fiscal year ended December 31, 2004. Nevertheless, the compensation policies adopted by the Compensation Committee during prior fiscal years were carried over during fiscal 2004.

     CASH COMPENSATION

     SALARY. We set individual salaries for each executive officer based on sustained individual performance, contribution to our results and internal comparison of duties and responsibilities.

     CASH BONUS. In order to help recruit, retain and motivate executives with market-competitive incentives in the current business environment, during fiscal 2004, we provided a cash bonus program for Mr. Shahbaz, our Chief Executive Officer, and Mr. Gillings, our Chief Financial Officer, based on performance. During fiscal 2005, we employed similar performance measures for cash bonus incentives.

     EQUITY-BASED COMPENSATION

     Historically, options granted to our Chief Executive Officer and Chief Financial Officer were subject to vesting over time. We expect that, in the future, options granted to other executive officers will also vest over time. In addition, we expect that initial or "new-hire" options will be granted to executive officers when they first join us. We expect that, all options to be granted to executive officers will be issued with an exercise price at the then-current fair market value and thus become valuable only if the executive officer continues to serve at I/OMagic Corporation and the price of our stock subsequently increases.

     EXECUTIVE OFFICER COMPENSATION

     Our Chief Executive Officer's base annual salary for fiscal 2004 and 2003 was $198,500 and $198,500, respectively. For fiscal 2005, our Chief Executive Officer's target annual incentive will be consistent with market cash incentives. Our Chief Executive Officer's compensation package is designed to be strongly aligned with the interests of stockholders by making his cash incentives directly tied to achieving specific targets. In the event we grant stock options to our Chief Executive Officer, these stock options will become valuable only if he continues to serve at I/OMagic Corporation and the price of our stock subsequently rises.

                                 Respectfully submitted,

                                 Compensation Committee
                                 I/OMagic Corporation

                                 Daniel Hou, Member
                                 William B. Ting, Member
                                 Daniel Yao, Member

CODE OF ETHICS

     Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and Senior Financial Officers. We have filed these codes as exhibits to our annual report on Form 10-K for the year ended December 31, 2003.

     We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website located at http://www.iomagic.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. Information on our Internet website is not, and shall not be deemed to be, a part of this document or incorporated into any other filings we make with the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

     Our Audit Committee oversees our financial reporting process. Management has the primary responsibility for our financial statements and the overall reporting process, including our system of financial controls.

     Prior to the filing of our Form 10-K, the Audit Committee reviewed and discussed with management and the auditors our audited financial statements. In addition, the Audit Committee and our board of directors obtained from the auditors an updated formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees" and discussed with the auditors any relationships that may impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence. Also, prior to the filing of our Form 10-K, the Audit Committee discussed with the auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, prior to the filing with the Securities and Exchange Commission of our Form 10-K, the Audit Committee recommended to management that our audited financial statements should be included in our Form 10-K for the year ended December 31, 2004. Our Audit Committee also approved the reappointment of the auditors for the year ended December 31, 2005.

                                   Respectfully submitted,

                                   Audit Committee
                                   I/OMagic Corporation

                                   Daniel Hou, Member
                                   Daniel Yao, Member

INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES

     We anticipate that a representative of Singer Lewak Greenbaum & Goldstein LLP, our independent public accountants for 2004 and for the current year, will be present at our 2005 Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us for the years ended December 31, 2004 and 2003 by Singer Lewak Greenbaum & Goldstein LLP:

         FEE CATEGORY                           2004                2003
         ------------                         --------           --------
         Audit Fees                           $171,000           $237,000
         Audit-Related Fees                    349,000                 --
         Tax Fees                               10,000             18,000
         All Other Fees                             --                 --
                                              --------           --------
                     Total                    $530,000           $255,000

     AUDIT FEES. Consists of fees billed for professional services rendered for the audit of I/OMagic's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Singer Lewak Greenbaum & Goldstein LLP in connection with statutory and regulatory filings or engagements.

     AUDIT-RELATED FEES. Consists of fees billed for professional services for consents relating to I/OMagic's registration statement, and amendments thereto, on Form S-1.

     TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

     Our audit committee pre-approves all services provided by Singer Lewak Greenbaum & Goldstein LLP.

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Computer & Data Processing Index, assuming reinvestment of dividends for the period beginning December 31, 1999 and ending December 31, 2004. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1999.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG I/OMAGIC CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                [GRAPHIC OMITTED]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of December 13, 2005, a total of 4,531,572 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

     o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;
     o    each of our directors and director nominees;
     o the named executive officers in the Summary Compensation Table contained elsewhere in this Annual Report; and
     o all of our directors, director nominees and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a security holder and the percentage ownership of that security holder, shares of common stock subject to options, warrants or preferred stock held by that person that are currently exercisable or convertible or are exercisable or convertible into shares of common stock within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

                                                                         AMOUNT AND NATURE
NAME AND ADDRESS                                                           OF BENEFICIAL         PERCENT
OF BENEFICIAL OWNER(1)                                 TITLE OF CLASS    OWNERSHIP OF CLASS     OF CLASS
----------------------                                 --------------    ------------------     --------
Tony Shahbaz........................................       Common           2,463,928(2)         53.1%
Steel Su............................................       Common             589,923(3)         13.0%
Sung Ki Kim.........................................       Common             375,529(4)          8.3%
Daniel Yao..........................................       Common             360,093(5)          7.9%
Daniel Hou..........................................       Common             152,611(6)          3.4%
William Ting........................................       Common                -                 -
Steve Gillings......................................       Common              46,964(7)          1.0%
All executive officers, directors and director
   nominees as a group (6 persons)..................       Common           3,613,519(8)         76.2%

----------
*    Less than 1.00%
(1) Unless otherwise indicated, the address of each person in this table is c/o I/OMagic Corporation, 4 Marconi, Irvine, CA 92618. Messrs. Shahbaz and Gillings are executive officers of I/OMagic Corporation. Messrs. Shahbaz, Su, Hou, Yao and Ting are directors.
(2) Consists of: (i) 510,770 shares of common stock and 106,261 shares of common stock underlying options held individually by Mr. Shahbaz; (ii) 1,240,423 shares of common stock held by Susha, LLC, a California limited liability company, or Susha California; (iii) 566,668 shares of common stock held by Susha, LLC, a Nevada limited liability company, or Susha Nevada; and (iv) 39,806 shares of common stock held by King Eagle Enterprises, Inc., a California corporation. Mr. Shahbaz has sole voting and sole investment power over all of the shares held by Susha California and Susha Nevada. Mr. Shahbaz and Behavior Tech Computer Corp. are equal owners of the membership interests in Susha California and Susha Nevada.

(3) Consists of 406,794 shares of common stock and 16,462 shares of common stock underlying options held individually by Mr. Su, and 166,667 shares of common stock held by Behavior Tech Computer Corp. Mr. Su is the Chief Executive Officer of Behavior Tech Computer Corp. and has sole voting and sole investment power over the shares held by Behavior Tech Computer Corp.
(4) Represents 375,529 shares of common stock held by BTC Korea Co., Ltd., or BTC Korea. Since October 22, 2003, Mr. Kim has served as Chief Executive Officer and President of BTC Korea and has sole voting and sole investment power over the shares held by BTC Korea. The address for Mr. Kim is c/o BTC Korea Co., Ltd., 160-5, Kajwa-Dong Seo-Ku, Incheon City, Korea.
(5) Consists of 19,275 shares of common stock underlying options held individually by Mr. Yao and 340,818 shares of common stock held by Citrine Group Limited, a wholly owned subsidiary of Ritek Corporation. Mr. Yao currently serves as the Chief Strategy Officer of Ritek Corporation. Mr. Yao has sole voting and sole investment power over the shares held by Citrine Group Limited. The address for Mr. Yao is c/o Citrine Group Limited, No. 42, Kuanfu N. Road, 30316 R.O.C., HsinChu Industrial Park, Taiwan.
(6) Consists of 19,275 shares of common stock underlying options held individually by Mr. Hou, and 133,336 shares of common stock held by Hou Electronics, Inc. Mr. Hou has sole voting and sole investment power over the shares held by Hou Electronics, Inc.
(7) Consists of 46,964 shares of common stock underlying options held individually by Mr. Gillings.
(8)  Includes 208,237 shares of common stock underlying options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about our common stock issuable upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of December 31, 2004.

                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                       BE ISSUED UPON EXERCISE        EXERCISE PRICE          EQUITY COMPENSATION
                                            OF OUTSTANDING        OF OUTSTANDING OPTIONS,       PLANS (EXCLUDING
                                          OPTIONS, WARRANTS              WARRANTS             SECURITIES REFLECTED
                                              AND RIGHTS                AND RIGHTS               IN COLUMN (A))
PLAN CATEGORY                                    (A)                        (B)                       (C)
-------------                          -----------------------    -----------------------   -----------------------
Equity compensation plans approved
by security holders                             126,000                  $   3.67                    407,334
Equity compensation plans not approved
by security holders                                  --                  $     --                         --
Warrants issued for services                     20,000                  $   5.00                         --
                                             ----------                  --------                 ----------
Total                                           146,000                  $   3.85                    407,334

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2003, we entered into a trade credit facility with Lung Hwa Electronics. Lung Hwa Electronics is a stockholder and subcontract manufacturer and supplier of I/OMagic. Under the terms of the facility, Lung Hwa Electronics has agreed to purchase inventory on our behalf. We can purchase up to $10.0 million of inventory, with payment terms of 120 days following the date of invoice by Lung Hwa Electronics. Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price. A 2% discount of the handling fee is applied if we reach an average running monthly purchasing volume of $750,000. Returns made by us, which are agreed to by a supplier, result in a credit to us for the handling charge. As security for the trade credit facility, we paid Lung Hwa Electronics a $1.5 million security deposit during 2003. As of September 30, 2005, all of this deposit had been applied against outstanding trade payables as the agreement allowed us to apply the security deposit against our outstanding trade payables. This trade credit facility is for an indefinite term; however, either party has the right to terminate the facility upon 30 days' prior written notice to the other party.

     In July 2005, we entered into an amended and restated trade credit facility agreement with Lung Hwa Electronics, with the terms retroactive to April 29, 2005. Under the terms of the amended and restated trade credit facility, we can purchase up to $15.0 million of inventory, with payment terms of 120 days following the date of invoice by Lung Hwa Electronics for inventory purchased directly from Lung Hwa Electronics and 90 days following the date of invoice by Lung Hwa Electronics for inventory purchased from a third party through Lung Hwa Electronics on our behalf. A 10% deposit is required to be made by us to Lung Hwa Electronics within 10 days of Lung Hwa Electronics' invoice date. Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price. A 2% discount of the handling fee is applied if we reach an average running monthly purchasing volume of $750,000. Returns made by us, which are agreed to by a supplier, result in a credit to us for the handling charge. As of September 30, 2005, we owed Lung Hwa Electronics $1.2 million in trade payables under this agreement. As of December 31, 2004, we owed Lung Hwa Electronics $0 million in trade payables. During 2004, we purchased $2.5 million of inventory from Lung Hwa Electronics. During 2003, we purchased $12.7 million of inventory from Lung Hwa Electronics. During 2002, we purchased no inventory from Lung Hwa Electronics.

     We believe that many of the terms available to us under our trade credit facility with Lung Hwa Electronics are advantageous as compared to terms available from unrelated third parties. For example, Lung Hwa Electronics extends us 120 day and 90 day payment terms. We believe that the best payment terms that we could likely obtain from unrelated third parties would be 60-day payment terms; however, payment in advance or within 30 days is more customary. Also, Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price, but applies a 2% discount of the handling fee, so that the net handling fee is 3%, if we reach an average running monthly purchasing volume of $750,000. In addition, under our trade credit facility with Lung Hwa Electronics, the level of security provided by us to Lung Hwa Electronics was initially $1.5 million, which we expect will ultimately be $0, and thereafter will only be 10% of each product order, for a $15.0 million trade credit facility. We believe that the payment terms, handling fee and the level of security required are all substantially better terms that we could obtain from unrelated third parties. In fact, we believe that our trade credit facility is likely unique and could not be replaced through a relationship with an unrelated third party.

     Our relationship and our trade credit facility with Lung Hwa Electronics enables us to acquire products from manufacturers who we believe are some of the largest electronics manufacturers in the world. We buy products through Lung Hwa Electronics by using Lung Hwa Electronics' size and purchasing power as a source of credit strength. If we were to acquire these products directly from the manufacturers, we would likely be required to send payment in advance of shipment of those products. Due to our relatively small size, we would likely be unable to qualify for extended payment terms of even 30 days. Accordingly, we believe that our relationship and trade credit facility with Lung Hwa Electronics is likely unique, could not be replaced through a relationship with an unrelated third party and is important in enabling us to secure certain products that we sell.

     In February 2003, we entered into a Warehouse Services and Bailment Agreement with BTC USA, an affiliate of several of our stockholders, namely BTC, BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp. and BTC Taiwan, as well as an affiliate of one of our principal subcontract manufacturers, namely Behavior Tech Computer Corp. Under the terms of the agreement, BTC USA has agreed to supply and store at our warehouse up to $10.0 million of inventory on a consignment basis. We are responsible for insuring the consigned inventory, storing the consigned inventory for no charge; and furnishing BTC USA with weekly statements indicating all products received and sold and the current level of consigned inventory. The agreement also provides us with a trade line of credit of up to $10.0 million with payment terms of net 60 days, without interest. The agreement may be terminated by either party upon 60 days' prior written notice to the other party. As of September 30, 2005, we owed BTC USA $4.4 million under this arrangement. As of December 31, 2004, we owed BTC USA $7.3 million under this arrangement. As of December 31, 2003, we owed BTC USA $8.3 million under this arrangement. During 2004, we purchased $19.2 million of inventory from BTC USA. During 2003 we purchased $20.1 million of inventory from BTC USA. Steel Su, a director of I/OMagic, is the Chief Executive Officer of BTC. BTC USA, its affiliates and Mr. Su also have beneficial ownership in or are otherwise affiliated with the following affiliates of BTC and BTC USA: BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp., BTC Taiwan, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company, each of which is also a stockholder of our company. Mr. Shahbaz, our Chief Executive Officer, President, Secretary and a Director, also has beneficial ownership in, and sole voting control of, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company. See "Security Ownership of Certain Beneficial Owners and Management."

     We believe that many of the terms available to us under our Warehouse Services and Bailment Agreement with BTC USA are advantageous as compared to terms available from unrelated third parties. For example, this Agreement allows us to store up to $10.0 million of consigned inventory at our warehouse, without obligation to pay BTC USA for the inventory until 60 days after we take title to the inventory. We believe that it is unlikely that unrelated third parties would permit this consignment arrangement and that we would instead be subject to standard payment terms, the best of which would likely be 60-day payment terms; however, either payment in advance or within 30 days is more customary. Our $10.0 million line of credit with 60 days payment terms without interest may also permit terms better than we could obtain from unrelated third parties. The best payment terms under a line of credit with a unrelated third party subcontract manufacturer or supplier would likely be 60 day payment terms; however, payment in advance or within 30 days is more customary.

     Our relationships with Lung Hwa Electronics and BTC USA provide us with numerous advantages. We believe that both entities are significant suppliers within their industries and have substantial manufacturing and product development capabilities and resources. The advantageous terms we are able to obtain from them allow us to utilize more capital resources for other aspects of our business and to remain competitive with larger, more established companies. In addition, we are better able to manage our cash flow as a result of our significant trade line of credit with Lung Hwa Electronics and our consignment arrangement with BTC USA. We believe that these advantageous terms contribute positively to our results of operations.

     In the past, equity investments by Lung Hwa Electronics and BTC USA, or its affiliates, have enabled us to obtain inventory with little or no cash expenditures, which we believe has helped us establish, maintain and grow our business. We believe that our relationships with these related parties has in the past benefited our business and contributed positively to our historical results of operations.

     We leased our previous facility, located in Santa Ana, California, from January 2001 through September 2003 from Alex Properties, an entity owned through late March 2003 by Mr. Shahbaz, our Chief Executive Officer, President, Secretary and Director, and Mr. Su, a director and beneficial owner of I/OMagic. In late March 2003, the ownership of Alex Properties was transferred to Mark Vakili as part of the settlement of a lawsuit. In 2003, we paid $86,000 to Alex Properties for rent while it was owned by Mr. Shahbaz and Mr. Su.

     We are a party to an employment agreement with Mr. Shahbaz, our Chief Executive Officer, President, Secretary and a Director. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, or Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities ("reporting persons") to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the United States Securities and Exchange Commission, or SEC. The reporting persons are required by the SEC regulations to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during our fiscal year ended December 31, 2004 and thereafter, or any written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during our fiscal year ended December 31, 2004 were met.



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

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our bylaws currently provide for a board of directors of six directors. Five directors are to be elected at the 2005 Annual Meeting. As a result, we will have one vacancy on the board of directors. Unless otherwise instructed, the proxy holder will vote the proxies received by him for the Nominating Committee's nominees named above. Each nominee has consented to be named as a nominee in the proxy statement and to serve as a director if elected. In the event that any nominee becomes unable or declines to serve as a director, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of I/OMagic Corporation.

     The names of the nominees, and certain information about them, are set forth above under the caption "Directors, Director Nominees and Executive Officers." All nominees for re-election as director are, at present, directors of I/OMagic Corporation.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

     Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE NOMINEES SET FORTH HEREIN.


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

                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our Audit Committee has selected Singer Lewak Greenbaum & Goldstein LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2005, and our board of directors has concurred in this selection. Singer Lewak Greenbaum & Goldstein LLP served as our independent public accountants for the fiscal year ending December 31, 2004. At the 2005 Annual Meeting, the stockholders are being asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants for the fiscal year ending December 31, 2005. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Independent Public Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Public Accountants."

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

     Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2005 Annual Meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. If stockholder ratification of this proposal is not obtained, our Audit Committee and board of directors may reconsider our appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                  OTHER MATTERS

     Our board of directors knows of no other matter to be brought before the 2005 annual meeting. However, if other matters should come before the 2005 annual meeting, it is the intention of the person named in the proxy to vote such in accordance with his or her judgment on such matters.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our corporate Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals.

     Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.


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

     To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

     o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

     o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

     Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "IOMG."

                                  ANNUAL REPORT

     A copy of our annual report on Form 10-K for the year ended December 31, 2004 accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


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

                              I/OMAGIC CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 30, 2005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of I/OMagic Corporation (the "Company") hereby appoints Tony Shahbaz, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned at the close of business on November 17, 2005, at the 2005 Annual Meeting of stockholders to be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614 on December 30, 2005, at 9:00 a.m. local time, and at any and all adjournments thereof. Our board of directors recommends a vote FOR each of the following proposals:

1.   To elect five directors as follows:

       [ ] FOR all nominees listed below,      [ ] WITHHOLD AUTHORITY to vote
           except as marked to the contrary        for all nominees listed below
           below

       (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

               Tony Shahbaz       Daniel Hou         William B. Ting

               Steel Su           Daniel Yao

     IF THE UNDERSIGNED STOCKHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE ANNUAL MEETING. IF ANY STOCKHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

     [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    DATED:

                                    -------------------------------------------

                                        (Signature of Stockholder(s))

                                    -------------------------------------------

                                        (Print Name(s) Here)

                                    [ ] PLEASE CHECK IF YOU ARE PLANNING
                                        TO ATTEND THE ANNUAL MEETING


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